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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 12, 1999




                          CHARTER COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)



           333-83887                                        43-1857213
           ---------                                        ----------
    Commission File Number                              (Federal Employer
                                                     Identification Number)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                              63131
---------------------------------------                          -----
(Address of Principal Executive Offices)                       (Zip Code)

(Registrant's telephone number, including area code)         (314) 965-0555










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ITEM 2 ACQUISITION OF ASSETS.

     On November 12, 1999, Charter Communications Holding Company, LLC (Charter Holdco), managed by and 40.6% owned by Charter Communications, Inc. (the "Company") and Charter Communications VI, LLC (Charter Communications VI), a wholly owned subsidiary of Charter Holdco, completed the acquisition of partnership interests of Fanch Cablevision of Indiana, L.P. and ARH Ltd., specified assets of Cooney Cable Associates of Ohio, Limited Partnership, Fanch-JV2 Master Limited Partnership, Mark Twain Cablevision Limited Partnership, Fanch-Narragansett CSI Limited Partnership, North Texas Cablevision, Ltd., Post Cablevision of Texas, Limited Partnership and Spring Green Communications, L.P. and the stock of Tioga Cable Company, Inc., Cable Systems, Inc. and, indirectly, Hornell Television Service, Inc. (collectively referred to as "Fanch" herein) for an aggregate purchase price of approximately $2.4 billion, subject to adjustment.

     In connection with the Fanch acquisition, CC VI Operating, LLC (CC VI Operating), a wholly owned subsidiary of Charter Communications VI, entered into new credit facilities to finance a portion of the Fanch purchase price. Upon the closing of the Fanch acquisition, CC VI Operating borrowed $850 million under the new Fanch credit facilities. A portion of the proceeds from Charter Communications, Inc.'s initial public offering of Class A common stock were used to fund the Fanch acquisition.

     The Fanch cable systems are located in Colorado, Indiana, Kansas, Kentucky, Michigan, Mississippi, New Mexico, Oklahoma, Texas and Wisconsin and serve approximately 537,000 customers. For the nine months ended September 30, 1999, the Fanch cable systems had revenues of approximately $157.7 million. For the year ended December 31, 1998, the Fanch cable systems had revenues of approximately $141.1 million.

     On November 15, 1999, the Company and Charter Holdco completed the acquisition of all of the equity interests of Avalon Cable LLC from Avalon Cable Holdings LLC and Avalon Investors, L.L.C. for an aggregate purchase price of approximately $832 million (subject to adjustment), including approximately $273.3 million in assumed debt. Immediately after the Avalon acquisition, the Company contributed its indirect interest in Avalon Cable LLC to Charter Holdco. A portion of the proceeds from the Company's initial public offering of Class A common stock were used to fund the Avalon acquisition.

     The assumed debt was comprised of $150.0 million principal outstanding of publicly held 9 3/8% subordinated notes and $123.3 million accreted value of publicly held 11 7/8% senior discount public notes. This acquisition of Avalon constituted a change in control under the indentures to the publicly held 9 3/8% Subordinated Notes and publicly held 11 7/8% Senior Discount Notes. These indentures provide that upon the occurrence of a change of control, each holder of the notes has the right to require Avalon to purchase all or any part (equal to $1,000 or an integral multiple thereof) of such holder's notes at a cash offer price equal to 101% of the aggregate principal amount thereon or 101% of the accreted value for the senior discount public notes plus accrued and unpaid interest and liquidated damages, if any.

     In connection with the Avalon acquisition, Avalon Cable of Michigan LLC, now known as CC Michigan, LLC and Avalon Cable of New England LLC, now known as CC New England, LLC, both wholly owned subsidiaries of Avalon Cable LLC, jointly and severally entered into new credit facilities to finance a portion of the Avalon purchase price. Upon the closing of the Avalon acquisition, $165 million was borrowed under the new Avalon credit facilities.

     Avalon operates cable systems in Michigan and New England serving approximately 257,000 customers. For the nine months ended September 30, 1999, the Avalon cable systems had revenues of approximately $80.2 million. For the year ended December 31, 1999, the Avalon cable systems had revenues of approximately $18.2 million.

     A copy of the Company's press releases announcing the consummation of the Fanch and Avalon acquisitions are being filed as Exhibit 99.1 and Exhibit 99.2, respectively, with this report.


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ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial statements of business acquired.

          Not required.

     (b)  Pro forma financial information.

          Not required.

     (c)  Exhibits.

          2.8(a) Securities Purchase Agreement, dated May 13, 1999, by and between Avalon Cable Holdings LLC, Avalon Investors, L.L.C., Avalon Cable of Michigan Holdings, Inc. and Avalon Cable LLC and Charter Communications Holdings, LLC and Charter Communications, Inc. (now known as Charter Investment, Inc.) (incorporated by reference to Amendment No. 1 to the registration statement on Form S-4 of Avalon Cable of Michigan LLC, Avalon Cable of Michigan Inc., Avalon Cable of New England LLC and Avalon Cable Finance Inc. filed on May 28, 1999, File No. 333-75453).

          2.8(b) Assignment and Contribution Agreement, entered into as of October 11, 1999 by and between Charter Communications Holding Company, LLC and Charter Communications, Inc. (incorporated by reference to Amendment No. 3 to the registration statement on Form S-1 of Charter Communications, Inc. filed on October 18, 1999, File No. 333-83887).

          2.8(c) Assignment Agreement effective as of June 16, 1999, by and among Charter Communications, Inc., Charter Communications Holdings, LLC, Charter Communications Holding Company, LLC, Avalon Cable Holdings LLC, Avalon Investors, L.L.C., Avalon Cable of Michigan Holdings, Inc. and Avalon Cable LLC (incorporated by reference to Amendment No. 3 to the registration statement on Form S-1 of Charter Communications, Inc. filed on October 18, 1999, File No. 333-83887).

          2.10(a) Purchase Agreement, dated as of May 21, 1999, among Blackstone TWF Capital Partners, L.P., Blackstone TWF Capital Partners A L.P., Blackstone TWF Capital Partners B L.P., Blackstone TWF Family Investment Partnership, L.P., RCF Carry, LLC, Fanch Management Partners, Inc., PBW Carried Interest, Inc., RCF Indiana Management Corp., The Robert C. Fanch Revocable Trust, A. Dean Windry, Thomas Binning, Jack Pottle, SDG/Michigan Communications Joint Venture, Fanch-JV2 Master Limited Partnership, Cooney Cable Associates of Ohio, Limited Partnership, North Texas Cablevisions, LTD., Post Cablevision of Texas, Limited Partnership, Spring Green Communications, L.P., Fanch-Narragansett CSI Limited Partnership, and Fanch Cablevision of Kansas General Partnership and Charter Communications, Inc. (now known as Charter Investment, Inc.) (incorporated by reference to Amendment No. 3 to the registration statement on Form S-1 of Charter Communications, Inc. filed on October 18, 1999, File No. 333-83887).

          2.10(b) Assignment of Purchase Agreement by and between Charter Investment, Inc. and Charter Communications Holding Company, LLC, effective as of September 21, 1999 (incorporated by reference to Amendment No. 3 to the registration statement on Form S-1 of Charter Communications, Inc. filed on October 18, 1999, File No. 333-83887).

          10.41 Credit Agreement, dated as of November 12, 1999, among CC VI Holdings, LLC, CC VI Operating Company, LLC, several banks and other financial institutions or entities named therein, Citibank, N.A. and ABN Ambro Bank N.V., as documentation agents, Chase Securities Inc. and Banc of America Securities LLC, as syndication agents and Toronto Dominion (Texas), Inc., as administrative agents.*


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          10.42     Credit Agreement, dated as of November 15, 1999, among
                    Avalon Cable LLC, CC Michigan, LLC, CC New England, LLC, several banks and other financial institutions or entities named therein, First Union National Bank and PNC Bank, National Association, as syndication agents, Bank of Montreal, Chicago Branch and Mercantile Bank National Association, as co-documentation agents, and Bank of Montreal, as administrative agent.*

          99.1      Press release dated November 15, 1999.*

          99.2      Press release dated November 15, 1999.*

-----------------

*    filed herewith





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     CHARTER COMMUNICATIONS, INC.,
                                     registrant




Dated November 29, 1999              By: /s/ KENT D. KALKWARF
                                         --------------------
                                         Name:  Kent D. Kalkwarf
                                         Title: Senior Vice President and
                                                Chief Financial Officer
                                                (Principal Financial
                                                Officer and Principal
                                                Accounting Officer)